UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08476

The Gabelli Global Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

          Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

    Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Global Multimedia Trust Inc.

Third Quarter Report

September 30, 2011

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) total return of The Gabelli Global Multimedia Trust Inc. (the “Fund”) was (18.3)%, compared with the decrease of 16.6% for the Morgan Stanley Capital International (“MSCI”) World Free Index. The total return for the Fund’s publicly traded shares was (19.1)%. On September 30, 2011, the Fund’s NAV per share was $7.05, while the price of the publicly traded shares closed at $6.26 on the New York Stock Exchange (“NYSE”).

Enclosed is the schedule of investments as of September 30, 2011.

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	Year to Date	1 Year	5 Year	10 Year	Since Inception (11/15/94)
Gabelli Global Multimedia Trust
NAV Total Return (b)	(18.25)%	(10.90)%	0.35%	(4.21)%	1.90%	6.50%
Investment Total Return (c)	(19.05)	(13.78)	(4.70)	(3.86)	2.27	6.18
Standard & Poor’s 500 Index	(13.87)	(8.68)	1.14	(1.18)	2.82	7.55	(d)
MSCI World Free Index	(16.61)	(12.20)	(4.35)	(2.23)	3.71	5.28	(d)
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Free Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Free Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.
(d)	From November 30, 1994, the date closest to the Fund’s inception for which data is available.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

Schedule of Investments

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 84.8%
	DISTRIBUTION COMPANIES — 50.4%
	Broadcasting — 6.7%
10,000	Asahi Broadcasting Corp.	$50,305
69,000	CBS Corp., Cl. A, Voting	1,422,090
6,400	Chubu-Nippon Broadcasting Co. Ltd.	35,846
21,000	Cogeco Inc.	881,764
2,000	Corus Entertainment Inc., Cl. B, OTC	37,630
13,000	Corus Entertainment Inc., Cl. B, Toronto	245,014
57,000	Discovery Communications Inc., Cl. A†	2,144,340
57,000	Discovery Communications Inc., Cl. C†	2,003,550
27,000	Fisher Communications Inc.†	603,180
20,000	Gray Television Inc.†	31,200
9,000	Grupo Radio Centro SAB de CV, ADR	67,950
4,550	Lagardere SCA	112,865
25,000	LIN TV Corp., Cl. A†	54,500
4,000	M6 Metropole Television SA	65,433
68,566	Media Prima Berhad	47,250
3,600	Nippon Television Network Corp.	525,088
4,650	NRJ Group	44,107
3,500	RTL Group SA	302,354
79,000	Salem Communications Corp., Cl. A	180,910
20,000	Sinclair Broadcast Group Inc., Cl. A	143,400
23,000	Societe Television Francaise 1	289,037
50,000	Television Broadcasts Ltd.	274,803
105,000	Tokyo Broadcasting System Holdings Inc.	1,304,162
240,000	TV Azteca SA de CV, CPO	127,714
27,000	UTV Media plc	51,998

		11,046,490

	Business Services — 0.1%
1,000	Convergys Corp.†	9,380
6,000	Impellam Group plc†	30,081
10,000	Monster Worldwide Inc.†	71,800

		111,261

	Cable — 11.4%
50,000	AMC Networks Inc., Cl. A†	1,597,500
16,578	Austar United Communications Ltd.†	18,609
198,000	Cablevision Systems Corp., Cl. A	3,114,540
9,000	Charter Communications Inc., Cl. A†	421,560
38,500	Cogeco Cable Inc.	1,754,342
32,000	Comcast Corp., Cl. A	668,800
58,000	Comcast Corp., Cl. A, Special	1,200,020
123,690	Rogers Communications Inc., Cl. B, New York	4,231,435
19,310	Rogers Communications Inc., Cl. B, Toronto	660,988
42,000	Scripps Networks Interactive Inc., Cl. A	1,561,140
18,000	Shaw Communications Inc., Cl. B, New York	363,600
78,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	1,582,479

Shares		Market Value

25,000	Time Warner Cable Inc.	$1,566,750

		18,741,763

	Consumer Products — 0.2%
5,000	Fortune Brands Inc.	270,400

	Consumer Services — 2.3%
4,000	Bowlin Travel Centers Inc.†	6,360
14,000	Coinstar Inc.†	560,000
20,000	H&R Block Inc.	266,200
25,000	IAC/InterActiveCorp.†	988,750
109,900	Liberty Interactive Corp., Cl. A†	1,623,223
500	Netflix Inc.†	56,580
22,000	TiVo Inc.†	205,480
3,000	Tree.com Inc.†	15,000

		3,721,593

	Diversified Industrial — 0.9%
19,000	Bouygues SA	634,725
18,432	Contax Participacoes SA, ADR	33,730
14,000	General Electric Co.	213,360
4,000	ITT Corp.	168,000
16,000	Jardine Strategic Holdings Ltd.	420,960
3,000	Malaysian Resources Corp. Berhad	1,579

		1,472,354

	Entertainment — 5.2%
23,000	British Sky Broadcasting Group plc	238,152
2,800	British Sky Broadcasting Group plc, ADR	115,528
20,000	Canal+ Groupe	118,353
4,005	Chestnut Hill Ventures† (a)	233,031
277,000	Grupo Televisa SA, ADR	5,094,030
25,000	Naspers Ltd., Cl. N	1,086,662
6,000	Regal Entertainment Group, Cl. A	70,440
17,000	Take-Two Interactive Software Inc.†	216,240
58,000	The Madison Square Garden Co., Cl. A†	1,322,400

		8,494,836

	Equipment — 1.3%
14,000	American Tower Corp., Cl. A†	753,200
2,000	Amphenol Corp., Cl. A	81,540
70,000	Corning Inc.	865,200
2,000	Furukawa Electric Co. Ltd.	5,523
9,000	QUALCOMM Inc.	437,670

		2,143,133

	Financial Services — 0.3%
15,000	BCB Holdings Ltd.†	12,280
25,000	Kinnevik Investment AB, Cl. A	469,295

		481,575

	Food and Beverage — 0.2%
3,000	Compass Group plc	24,374
2,994	Pernod-Ricard SA	235,979

		260,353

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

Schedule of Investments (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Real Estate — 0.0%
3,000	Reading International Inc., Cl. B†	$24,750

	Retail — 1.1%
11,000	Barnes & Noble Inc.	130,130
37,500	Best Buy Co. Inc.	873,750
27,000	HSN Inc.†	894,510

		1,898,390

	Satellite — 5.9%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,926
5,000	DigitalGlobe Inc.†	97,150
153,000	DIRECTV, Cl. A†	6,464,250
64,000	DISH Network Corp., Cl. A†	1,603,840
28,000	EchoStar Corp., Cl. A†	633,080
14,000	Loral Space & Communications Inc.†	701,400
6,000	PT Indosat Tbk, ADR	171,360
30	SKY Perfect JSAT Holdings Inc.	15,753

		9,688,759

	Telecommunications: Long Distance — 1.2%
12,000	AT&T Inc.	342,240
8,000	Brasil Telecom SA, ADR	139,680
4,500	Brasil Telecom SA, Cl. C, ADR	28,800
24,000	Philippine Long Distance Telephone Co., ADR	1,188,720
75,000	Sprint Nextel Corp.†	228,000
1,000	Startec Global Communications Corp.† (a)	2

		1,927,442

	Telecommunications: National — 6.3%
5,000	China Telecom Corp. Ltd., ADR	309,450
5,000	China Unicom Hong Kong Ltd., ADR	102,000
66,000	Deutsche Telekom AG, ADR	774,180
18,000	Elisa Oyj	370,654
3,000	France Telecom SA, ADR	49,110
3,605	Hellenic Telecommunications Organization SA	15,455
40,000	Level 3 Communications Inc.†	59,600
1,000	Magyar Telekom Telecommunications plc, ADR	11,090
5,000	Nippon Telegraph & Telephone Corp.	241,800
3,000	PT Telekomunikasi Indonesia, ADR	99,210
6,000	Rostelecom OJSC, ADR†	164,340
28,000	Swisscom AG, ADR	1,135,400
6,000	Telecom Argentina SA, ADR	111,780
400,000	Telecom Italia SpA	439,169
118,000	Telefonica SA, ADR	2,256,160
36,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	538,200
16,000	Telekom Austria AG	162,462
18,172	TeliaSonera AB	120,876
2,400	Telstra Corp. Ltd., ADR	36,000
22,000	tw telecom inc.†	363,440
58,000	Verizon Communications Inc.	2,134,400

Shares		Market Value

89,000	VimpelCom Ltd., ADR	$848,170

		10,342,946

	Telecommunications: Regional — 2.7%
6,000	Bell Aliant Inc. (a)(b)	158,317
55,000	Cincinnati Bell Inc.†	169,950
8,000	NII Holdings Inc.†	215,600
15,000	Tele Norte Leste Participacoes SA, ADR	142,950
20,150	Telecomunicacoes de Sao Paulo SA, Preference, ADR	532,967
59,000	Telephone & Data Systems Inc.	1,253,750
31,000	Telephone & Data Systems Inc., Special	612,870
22,000	TELUS Corp.	1,078,061
7,000	TELUS Corp., Non-Voting	323,680

		4,488,145

	Wireless Communications — 4.6%
80,000	America Movil SAB de CV, Cl. L, ADR	1,766,400
2,513	Grupo Iusacell SA de CV† (a)	0
240,000	Jasmine International Public Co. Ltd. (a)	12,508
16,000	MetroPCS Communications Inc.†	139,360
13,000	Millicom International Cellular SA, SDR	1,308,270
4,000	Nextwave Wireless Inc.†	820
900	NTT DoCoMo Inc.	1,653,442
20,790	Orascom Telecom Holding SAE, GDR† (c)	57,173
34,000	SK Telecom Co. Ltd., ADR	478,380
4,203	Tim Participacoes SA, ADR	99,022
8,000	Turkcell Iletisim Hizmetleri A/S, ADR†	90,240
32,000	United States Cellular Corp.†	1,268,800
28,000	Vodafone Group plc, ADR	718,200

		7,592,615

	TOTAL DISTRIBUTION COMPANIES	82,706,805

	COPYRIGHT/CREATIVITY COMPANIES — 34.4%
	Business Services: Advertising — 1.5%
142,200	Clear Channel Outdoor Holdings Inc., Cl. A†	1,330,992
15,000	Harte-Hanks Inc.	127,200
6,000	Havas SA	22,186
10,000	JC Decaux SA†	250,198
4,000	Lamar Advertising Co., Cl. A†	68,120
2,000	Publicis Groupe	84,163
80,000	SearchMedia Holdings Ltd.†	133,600
60,000	The Interpublic Group of Companies Inc.	432,000
29,000	ValueVision Media Inc., Cl. A†	68,440

		2,516,899

	Computer Hardware — 0.5%
2,100	Apple Inc.†	800,478

	Computer Software and Services — 6.9%
4,500	AboveNet Inc.	241,200
78,000	Activision Blizzard Inc.	928,200
21,500	Alibaba.com Ltd.	20,099

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

Schedule of Investments (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Computer Software and Services (Continued)
18,000	EarthLink Inc.	$117,540
60,000	eBay Inc.†	1,769,400
93,000	Electronic Arts Inc.†	1,901,850
5,400	Google Inc., Cl. A†	2,777,652
32,000	Internap Network Services Corp.†	157,440
5,000	RealD Inc.†	46,750
100	Rimage Corp.	1,265
250,000	Yahoo! Inc.†	3,290,000

		11,251,396

	Consumer Products — 0.6%
2,000	Nintendo Co. Ltd.	294,568
38,000	Nintendo Co. Ltd., ADR	689,700

		984,268

	Electronics — 0.4%
2,577	CSR plc, ADR†	33,448
3,000	IMAX Corp.†	43,440
25,000	Intel Corp.	533,250
3,115	Koninklijke Philips Electronics NV	55,883

		666,021

	Entertainment — 14.1%
16,500	Ascent Capital Group Inc., Cl. A†	648,780
19,000	Crown Media Holdings Inc., Cl. A†	27,170
25,000	DreamWorks Animation SKG Inc., Cl. A†	454,500
60,000	GMM Grammy Public Co. Ltd.	33,585
56,000	Liberty Global Inc., Cl. A†	2,026,080
56,000	Liberty Global Inc., Cl. C†	1,938,160
63,300	Liberty Media Corp. - Liberty Capital, Cl. A†	4,185,396
13,000	Liberty Media Corp. - Liberty Starz, Cl. A†	826,280
13,023	Live Nation Entertainment Inc.†	104,314
17,000	STV Group plc†	27,835
5,000	The Walt Disney Co.	150,800
65,000	Time Warner Inc.	1,948,050
170,000	Universal Entertainment Corp.	5,155,322
56,500	Viacom Inc., Cl. A	2,732,340
140,000	Vivendi SA	2,876,301
4,000	World Wrestling Entertainment Inc., Cl. A	35,640

		23,170,553

	Hotels and Gaming — 6.6%
89,000	Boyd Gaming Corp.†	436,100
92,000	Gaylord Entertainment Co.†	1,779,280
4,200	Greek Organization of Football Prognostics SA	42,765
2,000	Hyatt Hotels Corp., Cl. A†	62,740

Shares		Market Value

66,500	International Game Technology	$966,245
18,000	Interval Leisure Group Inc.†	239,760
600,000	Ladbrokes plc	1,114,352
48,000	Las Vegas Sands Corp.†	1,840,320
80,000	Melco Crown Entertainment Ltd., ADR†	664,800
40,000	MGM China Holdings Ltd.†	53,009
18,000	Penn National Gaming Inc.†	599,220
6,600	Starwood Hotels & Resorts Worldwide Inc.	256,212
30,000	Wynn Macau Ltd.	72,348
23,200	Wynn Resorts Ltd.	2,669,856

		10,797,007

	Publishing — 3.8%
20,000	Arnoldo Mondadori Editore SpA	42,684
70,000	Belo Corp., Cl. A	342,300
2,833	Golden Books Family Entertainment Inc.† (a)	0
80,000	Il Sole 24 Ore SpA†	82,582
800	John Wiley & Sons Inc., Cl. B	35,928
13,500	Meredith Corp.	305,640
5,263	Nation International Edutainment Public Co. Ltd.	558
1,000,000	Nation Multimedia Group Public Co. Ltd.† (a)	18,337
170,000	News Corp., Cl. A	2,629,900
42,000	News Corp., Cl. B	654,780
6,000	Nielsen Holdings N.V.†	156,480
974,000	Post Publishing Public Co. Ltd. (a)	100,894
1,000	Scholastic Corp.	28,030
252,671	Singapore Press Holdings Ltd.	726,388
600	Spir Communication†	19,132
10,000	Telegraaf Media Groep NV	133,975
6,000	The E.W. Scripps Co., Cl. A†	42,000
19,000	The McGraw-Hill Companies Inc.	779,000
11,091	United Business Media Ltd.	77,622
3,000	Wolters Kluwer NV	49,135

		6,225,365

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	56,411,987

	TOTAL COMMON STOCKS	139,118,792

	WARRANTS — 0.0%

	Broadcasting — 0.0%
2,250	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0
254	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0
10,244	Media Prima Berhad, expire 12/31/14†	1,604

		1,604

	Business Services: Advertising — 0.0%
99,500	SearchMedia Holdings Ltd., expire 11/19/12†	15,925

	TOTAL WARRANTS	17,529

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

Schedule of Investments (Continued)

September 30, 2011 (Unaudited)

Principal Amount		Market Value

	U.S. GOVERNMENT OBLIGATIONS — 15.2%
$24,857,000	U.S. Treasury Bills, 0.015% to 0.055%††, 03/01/12 to 03/22/12	$24,851,398

TOTAL INVESTMENTS — 100.0% (Cost $131,005,839)		$163,987,719

	Aggregate tax cost	$134,584,698

	Gross unrealized appreciation	$47,361,685
	Gross unrealized depreciation	(17,958,664)

	Net unrealized appreciation/depreciation	$29,403,021

Notional Amount		Termination Date	Unrealized Depreciation
$10,000,000	Interest Rate Swap Agreement	04/04/13	$(604,570)

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of the fair valued securities amounted to $523,089 or 0.32% of total investments.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of the Rule 144A security amounted to $158,317 or 0.10% of total investments.
(c)	Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At September 30, 2011, the market value of the Regulation S security amounted to $57,173 or 0.03% of total investments, which was valued under methods approved by Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/11 Carrying Value Per Unit
20,790	Orascom Telecom Holding SAE, GDR	10/23/09	$117,394	$2.7500

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CPO	Ordinary Participation Certificate
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	75.0%	$122,924,097
Europe	9.9	16,264,798
Japan	6.1	9,971,507
Latin America	5.3	8,767,853
Asia/Pacific	3.0	4,915,629
South Africa	0.7	1,086,662
Africa/Middle East	0.0	57,173

Total Investments	100.0%	$163,987,719

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DISTRIBUTION COMPANIES
Entertainment	$8,261,805	—	$233,031	$8,494,836
Telecommunications: Long Distance	1,927,440	—	2	1,927,442
Wireless Communications	7,580,107	$12,508	0	7,592,615
Other Industries (a)	64,691,912	—	—	64,691,912
COPYRIGHT/CREATIVITY COMPANIES
Publishing	6,106,134	119,231	0	6,225,365
Other Industries (a)	50,186,622	—	—	50,186,622
Total Common Stocks	138,754,020	131,739	233,033	139,118,792
Warrants:
Broadcasting	1,604	—	0	1,604
Business Services: Advertising	15,925	—	—	15,925
Total Warrants	17,529	—	0	17,529
U.S. Government Obligations	—	24,851,398	—	24,851,398
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$138,771,549	$24,983,137	$233,033	$163,987,719
OTHER FINANCIAL INSTRUMENTS: LIABILITIES (Unrealized Depreciation):*
INTEREST RATE CONTRACT:
Interest Rate Swap Agreement	$—	$(604,570)	$—	$(604,570)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Entertainment	$182,428	$—	$—	$50,603	$—	$—	$—	$—	$233,031	$50,603
Telecommunications: Long Distance	2	—	—	—	—	—	—	—	2	—
Wireless Communications	0	—	—	—	—	—	—	—	0	—
Copyright/Creativity Companies			—						—
Publishing	0	—	—	—	—	—	—	—	0	—
Total Common Stocks	182,430	—	—	$50,603	—	—	—	—	233,033	50,603
Warrants	0	—	—	—	—	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$182,430	$—	$—	$50,603	$—	$—	$—	$—	$233,033	$50,603

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of September 30, 2011, refer to the Schedule of Investments.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into interest rate swap or cap transactions for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series C Auction Rate Cumulative Preferred Stock (“Series C Stock”). Interest rate swaps transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at September 30, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Fixed Rate	Floating Rate* (rate reset monthly)	Termination Date	Net Unrealized Depreciation
$10,000,000	4.32000%	0.22178%	04/04/13	$(604,570)

*	Based on LIBOR (London Interbank Offered Rate).

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

The following table summarizes the net unrealized depreciation of derivatives held at September 30, 2011 by primary risk exposure:

Liability Derivatives:	Net Unrealized Depreciation
Interest Rate Contract	$(604,570)

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $16,202,530 which are available to reduce future required distributions of net capital gains to shareholders. $2,832,686 of the loss carryforward is available through 2016; and $13,369,844 is available through 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Global Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Global Multimedia Trust Inc.

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Global Multimedia Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

DIRECTORS AND OFFICERS

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Gregory R. Dube

Managing Member, Roseheart Associates, LLC

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President

Carter W. Austin

Vice President & Ombudsman

Peter D. Goldstein

Chief Compliance Officer

Laurissa M. Martire

Vice President & Ombudsman

Agnes Mullady

Treasurer & Secretary

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

State Street Bank and Trust Company

Counsel

Paul Hastings LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	6.00% Preferred
NYSE–Symbol:	GGT	GGT PrB
Shares Outstanding:	18,100,892	791,014

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX”.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Global Multimedia Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/29/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/29/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/29/11

* Print the name and title of each signing officer under his or her signature.